UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 19, 2010

INGRAM MICRO INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-12203	62-1644402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 E. St. Andrew Place
Santa Ana, CA 92799-5125
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

Issuance of Notes

On August 19, 2010, Ingram Micro Inc. (“Ingram”) consummated the issuance and sale of $300,000,000 aggregate principal amount of its 5.250% Notes due 2017 (the “Notes”).  The Notes were offered pursuant to Ingram’s Registration Statement on Form S-3 filed on August 16, 2010 (Reg. No. 333-168859), including the prospectus contained therein, a related preliminary prospectus supplement dated August 16, 2010 and a prospectus supplement dated August 16, 2010.

Item 9.01     Financial Statements and Exhibits

     (d) Exhibits

Exhibit No.	Description

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.01)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

Dated: August 27, 2010	By:	/s/ Larry C. Boyd
Name: Larry C. Boyd Title: Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.01)